UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2025 (June 9, 2025)

Global Tech Industries Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-10210	90-1604380
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

120 State Ave Ne, Ste 1014

Olympia, Washington 98501

(Address of Principal Executive Offices) (Zip Code)

(206) 963-1094

(Registrant’s telephone number, including area code)

511 Sixth Avenue, Suite 800

New York, New York 10011

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c)(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	GTII	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As disclosed in a Current Report on Form 8-K filed October 28, 2024, on September 18, 2024, in a case styled White Rocks (BVI) Holdings Inc., et al., v. Reichman, et al., Case No.: A-24-896359-B, Clark County, Nevada, District Court, the Court entered an Order Appointing Receiver (the “Receivership Order”) of Global Tech Industries Group, Inc., a Nevada corporation (the “Company”). Pursuant to the Receivership Order, Paul L. Strickland (the “Receiver”) was appointed as receiver of the Company.

Further, as disclosed in a Current Report on Form 8-K filed May 27, 2025, on May 22, 2025, the Receiver filed with the Court an Omnibus Objection to Identified Shares Of Illicit GTII Common Stock Held by Identified Shareholders and Motion for Order (I) Barring the Transfer Of and Establishing Procedures Concerning the Designation of Shares as Illicit Shares and (II) Approving the Receiver’s Entry Into Release Agreements with Respect to Such Illicit Shares (the “Receiver’s Objection”).

On June 9, 2025, the Receiver’s Objection was granted by the Court (the “Freeze Order”), such that the sale, assignment, transfer or other hypothecation, regardless of form, of the relevant shares is prohibited until the later of (1) all of the holder’s shares are surrendered and accepted by the Receiver; (2) the Court enters an order that the shares of that holder are no longer subject to the Freeze Order; or (3) the receivership is dissolved. The shares subject to the Freeze Order are listed below:

AI Commerce, LLC	20,000,000 shares	Dale Marr	297,000 shares
American University	11,000 shares	Evelyn Alsultany	517,000 shares
Ann Muriel, Marcos Muriel		Fabian Alsultany	6,900,600 shares
Zuleta JT TEN	200,000 shares	Frances R. Davidson Frances
Antonella Bogliolo	165,000 shares	Davidson Trust	385,000 shares
Arthur Schwartz	599,179 shares	Frank Benintendo	5,369,004 shares
Anthony Matassa	550,000 shares	Functional Health Strategies, LLC	225,000 shares
Bill Glaser	550,000 shares	Gabriele Falanga	3,025,000 shares
Bio Energy System Management LLC	163,624 shares	Gabriel Neagu	55,000 shares
Bull Consulting Group, Inc.	165,000 shares	Gregg Frankn (Back Home Safely)	8,500 shares
Barbara T Anderson Irrevocable Trust	340,900 shares	Hans And Rosy Epstein Memorial
Bethany Dudek	125,000 shares	Committee, Inc	21,185,503 shares
Ben Nehmadi	11,000 shares	Hosam El Sheha	11,000 shares
Brent Golub	50,000 shares	Howard Duchin	142,773 shares
Christopher Cecil	165,000 shares	Icahn School Of Medicine, F/b/o
Cya Esq Holdings, LLC	768,000 shares	Biodesign Institute	1,600,000 shares
Daniel Bassal Trust	440,000 shares	Icahn School Of Medicine, F/b/o
David Reichman	44,655,550 shares	Dr. Joshua Bederson Fellowship	2,700,000 shares
Daniel Marcus	320,000 shares	Icahn School Of Medicine	321,800 shares
Derek Gilbert	550,000 shares	Ithica College	11,000 shares
Donald Gilbert	5,279,245 shares	Janice Keating	199,600 shares
Dr. Eric Frank	100,000 shares	Joel Osteen Ministries	88,000 shares
Dr. Stephen Freedland	155,000 shares	John Morrissey	126,500 shares
David C. Horton	11,000 shares	John Scrudato	2,501,900 shares
Paula Hill	121,002 shares	Phil Fehr	643,982 shares
Pace College	11,000 shares	Randy Clark	275,000 shares
Paul Brownstein Trust	524,755 shares	Richardson & Associates	458,689 shares
Peter Dichiara	68,555 shares	Richardson & Patel LLP	110,000 shares
Justine Richman	7,332,261 shares	Raphael Costa	11,000 shares
Karen Frank	210,000 shares	Robert O’Connor	660,000 shares
Katerina Tsernou	55,000 shares	Rudy Durand	137,500 shares
Kathy M Griffin	13,395,611 shares	Rachel Wallitt	110,000 shares
Kathy & David Griffin JT	275 shares	Robert Hantman	365,896 shares
Kent Jacobs	275,000 shares	S.F. Irrevocable Trust	3,005,300 shares
Leslie Schlachter	502,919 shares	Scott Olifant	137,500 shares
Afshin Luke Rahbari	8,600,000 shares	Shaye Jacobson	200,000 shares
Margaret Williams	100,000 shares	Spencer J. Richardson	1,042,350 shares
Matthew Martinez	66,000 shares	Stephen Karig	100,000 shares
Michael Valle	1,510,900 shares	Susan Deluca	374,000 shares
Margaret Griffin	200,000 shares	Theresa O’Reill	22,000 shares
Mark Richardson	303,901 shares	Tsuimei Wang	417,496 shares
MJ Macaluso Trust	296,750 shares	Tsui Lin Wang	90,000 shares
Nathalie Ghidalia	11,550,000 shares	The Anne Frances Trust	2,282,850 shares
Northeastern University	121,000 shares	Wimase Limited	163,624 shares
Panlunas Holdings Trust	270,000 shares	Warren Markowitz	1,050,921 shares
Paul Pelosi Jr.	27,500 shares	Woodcliff Lake Rehabilitation Center	2,750 shares

Total Shares Subject to Freeze Order: 178,247,965 shares

A copy of the Freeze Order is attached as Exhibit 99.1 to, and incorporated by reference in, this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
99.1	Order Granting Requests to Restrict Transfer of Shares and Continuance of Motion Hearing to June 18, 2025, dated June 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2025.

GLOBAL TECH INDUSTRIES GROUP, INC.

By:	/s/ Paul Strickland
Paul Strickland
Court-Appointed Receiver